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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 8, 2005

                                 ENHERENT CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-23315                  13-3914972
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                              192 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10016
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 889-7722

                                 NOT APPLICABLE
              (Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 8, 2005, the Company entered into an employment agreement with Pamela A. Fredette, who became the President, Chief Executive Officer and Chairman of the Board upon the completion of the merger between the Company and Dynax Solutions, Inc. on April 1, 2005.

EMPLOYMENT AGREEMENT

      Under the employment agreement, the Company is not permitted to reduce the annual base salary of $325,000 without the executive's consent, except in connection with a proportional decrease applicable to all executives of the Company. The agreement provides for participation in an annual cash bonus plan under which the executive is entitled to cash bonuses based on the Company's achievement of certain performance goals. She is also entitled to participate in any equity-based compensation plans maintained by the Company and to participate in any grants given to employees generally. The employment agreement further provides for participation in all other senior executive benefit plans offered by the Company. The executive will also receive business expense reimbursement, perquisites and vacation entitlements pursuant to the employment agreement. The employment agreement is effective as of April 1, 2005 and has a three-year term. The expiration date is automatically extended on a year-by-year basis unless the Company notifies the executive of non-renewal.

      Upon termination of employment other than for cause, death or disability, or upon resignation for good reason, the employment agreement provides for the following payments and benefits:

         - earned but unpaid annual base salary and bonus;

         - a lump sum payment equal to the sum of the annual base salary and executive's most recent annual bonus payment (or if the termination occurs prior to the earning a bonus, an amount equal to 50% of the annual base salary);

         - the vesting of any then outstanding options, and all options awarded to executive will remain exercisable for 3 years following termination;

         - the restrictions shall lapse on any then-outstanding shares of restricted stock;

         - all compensation and benefits payable under any of the Company's compensation and benefit plans; and

         - the Company will continue to provide executive and her dependents for a period of twelve months with the various health and other benefits for which she is eligible.

      Upon termination of employment by reason of death or disability, the executive (or the executive's estate) will receive all earned and unpaid annual base salary and bonus and all compensation and benefits payable under the terms of the Company's compensation and benefit plans. All outstanding equity based awards shall be treated according to the provisions of the applicable plans and award agreements.

      Upon termination of employment by the Company for cause, or upon voluntary termination of employment by the executive without good reason, the Company shall pay the executive her earned but unpaid annual base salary and bonus and all compensation and benefits payable under the terms of the Company's compensation and benefit plans. All outstanding equity based awards shall be treated according to the provisions of the applicable plans and agreements.

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      If the executive's employment is terminated within one year following a change of control for a reason other than death, disability or termination by the Company for cause, or if her employment is terminated by the executive other than for good reason, the executive will be entitled to receive in lieu of the benefits otherwise payable to her on termination the same benefits she would receive in the event of a termination of employment other than for cause, death or disability, or resignation without good reason, except:

         - earned but unpaid annual base salary and bonus;

         - a lump sum payment equal to the sum of (2x) the annual base salary and executive's most recent annual bonus payment (or if the termination occurs prior to the earning a bonus, an amount equal to 50% of the annual base salary);

         - the vesting of any then outstanding options, and all options awarded to executive will remain exercisable for 3 years following termination;

         - the restrictions shall lapse on any then-outstanding shares of restricted stock;

         - all compensation and benefits payable under any of the Company's compensation and benefit plans; and

         - the Company will continue to provide executive and her dependents for a period of eighteen (18) months with the various health and other benefits for which she is eligible.

      For purposes of the employment agreement, a change of control includes the acquisition by any person (or group of related persons) of 30% or more of the voting power of the Company's securities; a change in the majority of the board of directors within a two-year period without the approval of the incumbent board or approval by the stockholders of the Company of (1) liquidation of the Company, (2) the sale of all or substantially all of the Company's assets, (3) a merger (except where the Company's stockholders continue to hold at least 70% of the voting power of the new or continued entity).

         The executive shall also be entitled to these changes in control benefits if she resigns for any reason within six months after a change in control, except that the (2x) lump sum payment described above is reduced to
(1x) if:

         - the change in control transaction was recommended in writing to the Board of Directors by the executive;

         - in the case of the acquisition by a person of greater than 30% of the Company's then-outstanding voting securities, the ownership is less than 40%, and the transaction involved the acquisition by the Company of another entity; or

         - in the case of a merger, the security holders of the Company continue to own at least 51% but less than 70% of the voting securities of the new (or continued) entity.

      For purposes of the employment agreement, "cause" is defined as:

         - the executive's willful and continued failure to substantially perform her duties with the Company (other than in connection with a physical or mental illness or if executive resigns for good reason), which failure has not been cured after notice;

         - the executive's willful engaging in conduct, which is demonstrably and materially injurious to the Company, monetarily or otherwise; or

         - executive's conviction of or plea of guilty or nolo contendre to any felony or misdemeanor involving dishonesty or moral turpitude.

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      For purposes of the employment agreement, "good reason" is defined as the occurrence of any of the following without the executive's consent:

         - assigning duties to the executive that are inconsistent with those of the executive's position as President and Chief Executive Officer, or an adverse alteration in the nature or status of her title or responsibilities;

         - a reduction by the Company in executive's base salary or bonus opportunity;

         - a failure by the Company to provide executive with an opportunity for participation in any stock option plan or equity-based plan on a level consummate with executives position, or to allow executive to participate generally on a level consummate with her position in any grants to employees generally;

         - a relocation of the executive's principle place of employment to a location more than 50 miles from executive's current principle place of employment;

         - a material breach by the Company of its obligations to the executive under the employment agreement;

         - notice to the executive that the Company will not renew the employment agreement; or

         - voluntary termination of executive's employment by the executive for any reason during the six month period following a change in control.

      The foregoing description of the employment agreement is qualified in its entirety by reference to the text of the employment agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed herewith.

EXHIBIT
NUMBER                               DESCRIPTION
-------    ---------------------------------------------------------------
10.1       Employment Agreement between enherent Corp. and Pamela Fredette executed on June 8, 2005 but effective as of April 1, 2005

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           enherent Corp.

Date: June 8, 2005                         By:
                                               /s/  Pamela Fredette
                                               ------------------------------
                                               Pamela Fredette, President and
                                               Chief Executive Officer

                                       5
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION
-------    ---------------------------------------------------------------
10.1       Employment Agreement between enherent Corp. and Pamela Fredette executed on June 8, 2005 but effective as of April 1, 2005

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